GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated August 5, 2015 to the

Prospectus and Summary Prospectus dated April 30, 2015, as supplemented

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Atreaus Capital, LP will now serve as an Underlying Manager of the Fund and a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”).

Effective immediately, the Fund’s Prospectus and Summary Prospectus are revised as follows:

The following replaces the third sentence under “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Portfolio Management” in the Prospectus and the third sentence under “Goldman Sachs Multi-Manager Alternatives Fund—Portfolio Management” in the Summary Prospectus:

As of the date of this Prospectus, Ares Capital Management II LLC (“Ares”), Atreaus Capital, LP (“Atreaus”), Brigade Capital Management, LP (“Brigade”), Corsair Capital Management, L.P. (“Corsair”), First Pacific Advisors, LLC (“FPA”), Graham Capital Management, L.P. (“GCM”), Halcyon Liquid Strategies IC Management LP (“Halcyon”), Lateef Investment Management L.P. (“Lateef”), Polaris Capital Management, LLC (“Polaris”) and Sirios Capital Management, L.P. (“Sirios”) are the Underlying Managers (investment subadvisers) for the Fund. Atreaus also serves as the Underlying Manager for the Subsidiary.

The following is added below “Ares Capital Management II LLC” under “Service Providers—Investment Subadvisers (Underlying Managers)” in the Prospectus:

Atreaus Capital, LP (Underlying Manager for the Fund and the Subsidiary)

Atreaus Capital, LP (“Atreaus”), located at 599 Lexington Avenue, New York, New York 10022, an investment adviser registered with the SEC, is focused on discretionary global macro investing with an emphasis on currency and commodity trading. The firm has approximately $729 million of assets under management as of July 1, 2015. With respect to the Fund and the Subsidiary, the firm manages an allocation within the Tactical Trading strategy. The AIMS Group, through its Hedge Fund Seeding Strategy (“Seed Fund”), invested its clients’ capital, together with a small amount of proprietary capital, in Atreaus’ first hedge fund in 2012 (this capital was redeemed in the ordinary course in 2015). As consideration for this seed investment, the Seed Fund has a contractual right to a share of Atreaus’ revenues (i.e., management and performance fees), except for fees derived from investments in Atreaus funds made by clients of the AIMS Group (e.g., the Seed Fund will not share in

Atreaus’ sub-advisory fees earned from managing assets of the Fund). Atreaus is not an affiliated person of the Investment Adviser. However, an affiliated person of the Investment Adviser receives fees from the Seed Fund based, in part, on the Seed Fund’s performance.

The following replaces the fourth paragraph under “Service Providers—Management Fee and Other Expenses” in the Prospectus:

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund and Sub-Advisory Agreements for each Underlying Manager is available in the Fund’s semi-annual or annual reports for the periods ended December 31, 2013, June 30, 2014 or December 31, 2014 or will be available in the Fund’s annual report for the period ended October 31, 2015.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

MMALTMGRSTK 08-15